UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2014

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, or Current Report, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and its subsidiaries, unless otherwise noted.

Our public filings with the Securities and Exchange Commission, or SEC, referred to in this Current Report are available at the SEC’s website at www.sec.gov.

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2014, our taxable REIT subsidiary entered into a long term hotel management agreement, or the Management Agreement, with Sonesta International Hotels, Inc., or Sonesta, for a full service hotel in Fort Lauderdale, Florida, or the Florida Hotel, a hotel we acquired on May 30, 2014.  Under the terms of the Management Agreement, the Florida Hotel is being rebranded as a Sonesta hotel.

The Management Agreement has been added to our April 23, 2012 Pooling Agreement with Sonesta, or the Pooling Agreement, as a result of which our management agreements with Sonesta for 22 hotels we own will be pooled under that agreement.  The terms of the Management Agreement are substantially the same as those contained in our existing pooled management agreements with Sonesta relating to full service hotels.  The principal terms of our existing pooled management agreements with Sonesta and the Pooling Agreement are described in Notes 5 and 8 to our Consolidated Financial Statements in Part IV, Item 15 of our Annual Report on Form 10-K for the year ended December 31, 2013, or our Annual Report, and Note 10 to our Condensed Consolidated Financial Statements in Part I, Item 1 of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, or our March 2014 Quarterly Report, which descriptions are incorporated herein by reference.

Our entering into the Management Agreement and the pooling of that agreement under the Pooling Agreement and the terms thereof were approved by our Independent Trustees.

The foregoing descriptions of the Management Agreement and the Pooling Agreement are not complete and are subject to and qualified in their entirety by reference to the representative form of our existing pooled management agreements with Sonesta relating to full service hotels, as amended by a First Amendment to Management Agreements, and to the copy of the Pooling Agreement, which were filed as Exhibit 10.1 to our Current Report on Form 8-K dated April 23, 2012, Exhibit 10.12 to our Quarterly Report on Form 10-Q/A, Amendment No. 2, for the quarter ended June 30, 2012, or our June 2012 Quarterly Report, and Exhibit 10.11 to our June 2012 Quarterly Report, respectively, and are incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

The stockholders of Sonesta are Mr. Barry Portnoy and Mr. Adam Portnoy, who are our Managing Trustees, and they also serve as directors of Sonesta.  One of our Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of our manager, Reit Management & Research LLC, or RMR. Our other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of RMR.  Each of our executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Certain executive officers of Sonesta and TravelCenters of America LLC, or TA, our largest tenant, are officers of RMR.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of a majority of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, officers of RMR serve as officers of those companies.  RMR provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including TA and Sonesta.

For further information about these and other such relationships and related person transactions, please see Note 10 to our Condensed Consolidated Financial Statements included in Part I, Item 1 of our March 2014 Quarterly Report, which is incorporated herein by reference.  In addition, for more information about these transactions and relationships, please see elsewhere in our March 2014 Quarterly Report, including “Warning Concerning Forward Looking Statements” in Part I, and our Annual Report, our Proxy Statement for our 2014 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the SEC, including Note 8 to our Consolidated

Financial Statements included in our Annual Report, the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships.  Our filings with the SEC, including our Annual Report and our Proxy Statement, are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties, including our business management agreement and property management agreement with RMR, various agreements we have entered with TA and Sonesta and our purchase and sale agreements with affiliates of RMR, are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT OUR INDEPENDENT TRUSTEES APPROVED OUR ENTERING INTO THE MANAGEMENT AGREEMENT AND THE POOLING OF SUCH AGREEMENT UNDER THE POOLING AGREEMENT AND THE TERMS THEREOF.  THE IMPLICATION OF THIS STATEMENT MAY BE THAT THE TERMS OF THESE AGREEMENTS ARE AS FAVORABLE TO US AS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING OUR ENTRY INTO THIS TRANSACTION BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SONESTA AND RMR AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING SUCH CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT REGARDLESS OF THE MERITS OF SUCH CLAIMS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: June 3, 2014